EXHIBIT 10.1
FOURTH AMENDING AGREEMENT TO THE
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of September 5, 2023
ALTALINK INVESTMENT MANAGEMENT LTD.,
in its capacity as general partner of
ALTALINK INVESTMENTS, L.P.,
as Borrower,
- and -
ALTALINK INVESTMENT MANAGEMENT LTD.,
as General Partner,
- and -
ROYAL BANK OF CANADA,
as Administrative Agent of the Lenders, and as Lender,
- and -
RBC CAPITAL MARKETS,
as Sole Lead Arranger and Sole Bookrunner
- and -
BANK OF MONTREAL,
as Documentation Agent
- and -
ALL OTHER LENDERS WHICH BECOME
PARTIES THEREUNDER,
as Lenders

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FOURTH AMENDING AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 5, 2023, among AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd., as General Partner, Royal Bank of Canada, as Agent of the Lenders (the “Agent”), and the Lenders party hereto.
RECITALS
WHEREAS AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, Royal Bank of Canada, as Agent of the Lenders, and the Lenders are parties to an Amended and Restated Credit Agreement made as of January 24, 2020, as amended by a first amending agreement dated as of April 27, 2020, a second amending agreement dated as of May 17, 2021 and a third amending agreement dated as of December 15, 2021 (collectively, the “Original Credit Agreement”);
AND WHEREAS the Borrower, the General Partner, the Lenders and the Agent have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
Article 1Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Credit Agreement.
ARTICLE 2
AMENDMENTS
2.1Amendments to Section 1.1
(a)The definition of “Applicable Margin” in Section 1.1 of the Original Credit Agreement is deleted in its entirety and replaced with the following:
“Applicable Margin” means the applicable fee or margin amount set out in the following grid for the rating which corresponds to the issuer credit rating received from S&P or DBRS for the Borrower and which is determined below:

Ratings	Category I	Category II	Category III	Category IV	Category V	Category VI	Category VII
S & P and DBRS	>A / A	A / A	A- / A (low)	BBB+ / BBB (high)	BBB / BBB	BBB- / BBB (low)	< BBB- / BBB (low) / unrated

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Applicable Margin for Bankers’ Acceptances, LIBOR Loans & Documentary Credits	70 bps	80 bps	100 bps	120 bps	145 bps	170 bps	200 bps
Applicable Margin for Prime Rate Loans and US Base Rate Loans	0 bps	0 bps	0 bps	20 bps	45 bps	70 bps	100 bps
Commitment Fee	14.0 bps	16.0 bps	20.0 bps	24.0 bps	29 bps	34 bps	40 bps

For purposes of this Agreement, if at any time the ratings assigned by the Rating Agencies fall within different rating categories in accordance with the above table, (a) in the case where the lowest issuer credit rating is BBB- or higher, the Applicable Margin will be the higher of the ratings and (b) in the case where the lowest long term debt rating is lower than BBB-, the Applicable Margin will be based on the average of the ratings.
Any increase or decrease in the Applicable Margin (other than with respect to Bankers’ Acceptances) resulting from a change in the rating assigned by one or more Rating Agency shall be calculated with reference to the new Applicable Margin and fee effective on and after the date on which such rating change is published, notwithstanding that any affected Advance may have been made or issued prior to such date. Any increase or decrease in the applicable Banker’s Acceptance Fee shall apply to all Bankers’ Acceptances drawn by the Borrower or on rollover or conversion pursuant to Section 2.8(f), as of the date of such drawing, rollover or conversion, as the case may be.
(b)The definitions of “Senior Bonds, Series 15-1” and “Series 15-1 Supplemental Indenture” in Section 1.1 of the Original Credit Agreement are deleted in their entirety.
2.2Other Amendments
(a)Section 9.1(l) of the Original Credit Agreement is deleted in its entirety and replaced with the following:
No Default - no Default or Event of Default under this Agreement or the Master Trust Indenture has occurred or is continuing which has not (i) been expressly waived in writing by the Agent and the Trustee under the Master Trust Indenture; or (ii) been remedied (or otherwise ceased to be continuing);

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(b)Section 10.13 of the Original Credit Agreement is deleted in its entirety and replaced with the following:
The Borrower will not, and will not permit any Non-AltaLink Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness other than (i) the Indebtedness owing to the Lenders and/or the Agent under this Agreement, (ii) other Indebtedness, including Capital Lease Obligations and Purchase Money Obligations, not to exceed, in the aggregate at any time, $10,000,000 or the Equivalent Amount thereof, (iii) the Indebtedness owing by the Borrower under the 2020 Revolving Term Credit Agreement such Indebtedness not to exceed $200,000,000 excluding accrued but unpaid interest, in the aggregate at any time, and (iv) Indebtedness of the Borrower under any interest rate, currency rate or commodity hedging agreement permitted under this Agreement.
(c)Section 12.1(e) of the Original Credit Agreement is deleted in its entirety and replaced with the following:
Indebtedness. If (i) the Borrower or any of its Subsidiaries fails to pay the principal of any of its Indebtedness (which shall, for greater certainty, exclude the Indebtedness under this Agreement but shall include (without limitation) the Indebtedness under the Master Trust Indenture) which is outstanding in an aggregate principal amount exceeding (x) Cdn. $15,000,000 in the case of the Borrower and (y) Cdn. $10,000,000 in the case of AltaLink or any other Subsidiary of the Borrower (or the Equivalent Amount in any other currency) when such amount becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure continues after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness described in paragraphs (x) and (y) above, without waiver of such failure by the holder of such Indebtedness on or before the expiration of such period; or (ii) any other event occurs or condition exists (including a failure to pay the premium or interest on such Indebtedness) and continues after the applicable grace period, if any, specified in any agreement or instrument relating to any such Indebtedness without waiver of such failure by the holder of such Indebtedness on or before the expiration of such period, if the effect of such event is to accelerate, or permit the acceleration of, such Indebtedness; or (iii) any such Indebtedness shall be declared to be, or otherwise becomes, due and payable prior to its stated maturity by reason of default;
(d)Schedule 1 to the Original Credit Agreement is deleted in its entirety and replaced with Schedule 1 attached hereto.
ARTICLE 3
CONDITIONS PRECEDENT
3.1Conditions Precedent
This Fourth Amending Agreement shall become effective when the Agent shall have received an executed copy of this Fourth Amending Agreement from each of the Agent, the Lenders, the Borrower and the General Partner.

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ARTICLE 4
REPRESENTATIONS AND WARRANTIES
4.1Representations and Warranties True and Correct; No Default or Event of Default
The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this Fourth Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Loan Documents is true and correct on, and as of, the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit Agreement), and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.
ARTICLE 5
MISCELLANEOUS
5.1No Other Amendments, Waivers or Consents
Except as expressly set forth herein, the Original Credit Agreement and all Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.
5.2Time
Time is of the essence in the performance of the parties’ respective obligations in this Fourth Amending Agreement.
5.3Governing Law
This Fourth Amending Agreement is a contract made under, and shall be governed by and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.
5.4Successors and Assigns
This Fourth Amending Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this Fourth Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Original Credit Agreement, as amended by this Fourth Amending Agreement.

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5.5Counterparts
This Fourth Amending Agreement may be executed by the parties hereto in counterparts and may be delivered by facsimile or other electronic means (including via electronic mail in portable document format) and all such counterparts shall together constitute one and the same agreement.
[Remainder of page intentionally left blank – signature pages follow]

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The parties hereto have duly executed this Fourth Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK INVESTMENT MANAGEMENT LTD., in its capacity as General Partner of ALTALINK INVESTMENTS, L.P.
By:	/s/ Todd A. Anliker
Name: Todd A. Anliker Title: President
By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin Title: Treasurer

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($300M) AILP – Fourth Amending Agreement to Amended and Restated Credit Agreement

ALTALINK INVESTMENT MANAGEMENT LTD.
By:	/s/ Todd A. Anliker
Name: Todd A. Anliker Title: President
By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin Title: Treasurer

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($300M) AILP – Fourth Amending Agreement to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Agent
By:	/s/ Drake Guo
Name: Drake Guo Title: Deal Manager
By:
Name: Title:

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($300M) AILP – Fourth Amending Agreement to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Lender
By:	/s/ Timothy P. Murray
Name: Timothy P. Murray Title: Authorized Signatory
By:
Name: Title:

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($300M) AILP – Fourth Amending Agreement to Amended and Restated Credit Agreement

BANK OF MONTREAL, as Lender
By:	/s/ Steven Patchet
Name: Steven Patchet Title: Managing Director
By:
Name: Title:

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($300M) AILP – Fourth Amending Agreement to Amended and Restated Credit Agreement

ATB FINANCIAL, as Lender
By:	/s/ Trevor Guinard
Name: Trevor Guinard Title: Director - Energy Infrastructure
By:	/s/ Amber Busby
Name: Amber Busby Title: Associate Director

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($300M) AILP – Fourth Amending Agreement to Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Kirt Millwood
Name: Kirt Millwood Title: Managing Director & Head
By:	/s/ Laura Ramsden
Name: Laura Ramsden Title: Associate

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($300M) AILP – Fourth Amending Agreement to Amended and Restated Credit Agreement

NATIONAL BANK OF CANADA, as Lender
By:	/s/ James Dexter
Name: James Dexter Title: Authorized Signatory
By:	/s/ Chuck Warnica
Name: Chuck Warnica Title: Authorized Signatory

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($300M) AILP – Fourth Amending Agreement to Amended and Restated Credit Agreement

SCHEDULE 1
BORROWER’S CERTIFICATE OF COMPLIANCE
TO:    Royal Bank of Canada (“RBC”), as Agent for the Lenders, under the Credit Agreement
This Certificate is delivered to you pursuant to the amended and restated credit agreement made as of January 24, 2020 (as amended, restated or replaced from time to time, the “Credit Agreement”) between AltaLink Investments, L.P., AltaLink Investment Management Ltd. and RBC, as Agent and Lender and the other Lenders party thereto. Capitalized terms used in this Certificate and not otherwise defined have the meanings given in the Credit Agreement.
The undersigned has read the provisions of the Credit Agreement which are relevant to the furnishing of this Certificate. The undersigned has made such examination and investigation as was, in the opinion of the undersigned, necessary to enable the undersigned to express an informed opinion on the matters set out herein.
The undersigned hereby certifies that as of the date hereof:
1.Representations and Warranties. All representations and warranties of the Borrower and the General Partner contained in the Credit Agreement are true and correct in all material respects as if made on and as of the date hereof, except as set out in Appendix I hereto or otherwise notified to the Agent under the Credit Agreement.
2.Default/Event of Default. No Default or Event of Default under the Credit Agreement has occurred and is continuing.
3.Financial Covenants. The Borrower is in compliance with the financial covenants set forth in Section 10.24 of the Credit Agreement and the detailed calculations evidencing such compliance are attached hereto.
4.Ratings. [The issuer credit ratings assigned by each of the Rating Agencies to the Borrower are and .]
5.Change of Control Compliance. Pursuant to Section 10.16 of the Credit Agreement, the total revenues and total Assets of all non-wholly-owned Subsidiaries of the Borrower does not exceed 10% of the Borrower’s consolidated revenues or Consolidated Assets, as disclosed in the most recent audited financial statements delivered to the Agent and the Lenders.

[SIGNATURE PAGE FOLLOWS]

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DATED this ________ day of _________________, 20____.

ALTALINK INVESTMENT MANAGEMENT LTD., as general partner of ALTALINK INVESTMENTS, L.P.
By:
Name:
Title:
By:
Name:
Title:

ALTALINK INVESTMENT MANAGEMENT LTD.
By:
Name:
Title:
By:
Name:
Title:

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APPENDIX I
EXCEPTIONS AND QUALIFICATIONS TO
BORROWER’S CERTIFICATE OF COMPLIANCE

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